    Student Loan Finance Corporation
    Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

    Education Loans Incorporated
    Student Loan Asset-Backed Callable Notes, Series 1998-1
    Report for the Month Ended April 30, 1998


I.  Noteholder Information
    ----------------------

A.  Identification of Notes
    -----------------------

    Series  Description                                                     Cusip #            Due Date
    --------------------------------------------------------------------------------------------------------------
    1998-1A Senior Tax Exempt Auction Rate Notes............................28139WAB0..........June 1, 2020
    1998-1B Senior Tax Exempt Auction Rate Notes............................28139WAC8..........June 1, 2020
    1998-1C Senior Tax Exempt Auction Rate Notes............................28139WAD6..........June 1, 2020
    1998-1D Senior Tax Exempt Auction Rate Notes............................28139WAE4..........June 1, 2020
    1998-1E Senior Tax Exempt Auction Rate Notes............................28139WAF1..........June 1, 2020
    1998-1F Senior Tax Exempt Fixed Rate Notes..............................28139WAA2..........June 1, 2010
    1998-1F Senior Tax Exempt Fixed Rate Notes..............................28139WAG9..........June 1, 2020
    1998-1G Senior Taxable Auction Rate Notes...............................280907AF3..........June 1, 2020
    1998-1H Senior Taxable Auction Rate Notes...............................280907AG1..........June 1, 2020
    1998-1I Senior Taxable LIBOR Rate Notes.................................280907AH9..........June 1, 2002
    1998-1J Senior Taxable LIBOR Rate Notes.................................280907AJ5..........June 1, 2020
    1998-1K Subordinate Tax Exempt Fixed Rate Notes.........................28139WAH7..........June 1, 2020
    1998-1L Subordinate Taxable LIBOR Rate Notes............................280907AK2..........June 1, 2020

B.  Notification of Prepayments of LIBOR Rate Notes
    -----------------------------------------------



    Determination Date - May 26, 1998                 Record Date - May 31, 1998                      Prepayment Date - June 1, 1998
    ---------------------------------                 --------------------------                      ------------------------------

                                                      Aggregate Payments
            ------------------------------------------------------------------------------------------------------         Principal
                                                                 Carry-Over  Interest on Carry-                         Amount After
    Series                 Principal            Interest            Amounts       Over Amounts              Total         Prepayment
    --------------------------------------------------------------------------------------------------------------------------------
    1998-1I            $7,559,544.00         $892,451.01              $0.00              $0.00      $8,451,995.01    $170,936,855.00
    1998-1J                     0.00        1,208,274.51               0.00               0.00       1,208,274.51     239,600,000.00
    1998-1L             1,053,990.88          304,005.29               0.00               0.00       1,357,996.17      57,239,242.72
             -----------------------------------------------------------------------------------------------------------------------
    Total              $8,613,534.88       $2,404,730.81              $0.00              $0.00     $11,018,265.69    $467,776,097.72
             =======================================================================================================================

                                                  Payment Per $100,000 Unit
            ------------------------------------------------------------------------------------------------------ Principal  Amount
                                                                Carry-Over  Interest on Carry-                     Per $100,000 Unit
    Series                 Principal            Interest            Amounts       Over Amounts              Total   After Prepayment
    --------------------------------------------------------------------------------------------------------------------------------
    1998-1I                $4,086.24             $482.41              $0.00              $0.00          $4,568.65         $92,398.30
    1998-1J                     0.00              504.29               0.00               0.00             504.29         100,000.00
    1998-1L                 1,780.39              513.52               0.00               0.00           2,293.91          96,687.91


                          Applicable           Principal
                       Interest Rate        Factor After
    Series                  On Notes          Prepayment
    -----------------------------------------------------
    1998-1I                  5.80625%          0.9239830
    1998-1J                  5.85625%          1.0000000
    1998-1L                  6.05625%          0.9668791

C.  Principal Outstanding - April, 1998
    -----------------------------------


                           Principal           Principal          Principal          Principal
                        Outstanding,            Payments       Outstanding,            Paid on
     Series           Start of Month        During Month       End of Month        May 1, 1998
    -------------------------------------------------------------------------------------------
    1998-1A          $ 74,900,000.00               $0.00    $ 74,900,000.00
    1998-1B            50,000,000.00                0.00      50,000,000.00
    1998-1C            50,000,000.00                0.00      50,000,000.00
    1998-1D            50,000,000.00                0.00      50,000,000.00
    1998-1E            50,000,000.00                0.00      50,000,000.00
    1998-1F:
     6-1-10            14,270,000.00                0.00      14,270,000.00
     6-1-20             9,785,000.00                0.00       9,785,000.00
    1998-1G            53,500,000.00                0.00      53,500,000.00
    1998-1H            54,000,000.00                0.00      54,000,000.00
    1998-1I           185,000,000.00                0.00     185,000,000.00      $6,503,601.00
    1998-1J           239,600,000.00                0.00     239,600,000.00               0.00
    1998-1K            33,215,000.00                0.00      33,215,000.00
    1998-1L            59,200,000.00                0.00      59,200,000.00         906,766.40
             ---------------------------------------------------------------------------------
    Totals           $923,470,000.00               $0.00    $923,470,000.00      $7,410,367.40
             =================================================================================

D.  Accrued Interest Outstanding - April, 1998
    ------------------------------------------

                                                                                                               Net Loan Rate for
                                                                                                                Interest Periods
                    Accrued Interest            Interest           Interest   Accrued Interest       Interest     Starting June,
                        Outstanding,             Accrued           Payments       Outstanding,     Rate As Of     1998, Based on
     Series           Start of Month        During Month       During Month       End of Month   End Of Month     April 30 Calc.
    ----------------------------------------------------------------------------------------------------------------------------
    1998-1A            $  320,509.59       $  237,391.39      $        0.00      $  557,900.98        3.90000%
    1998-1B               213,541.67          157,055.55               0.00         370,597.22        3.77000%
    1998-1C               213,541.67          154,722.22               0.00         368,263.89        3.70000%
    1998-1D               213,541.67          157,708.33               0.00         371,250.00        3.82000%
    1998-1E               213,541.67          157,361.11               0.00         370,902.78        3.85000%
    1998-1F:
     6-1-10               117,727.50           58,863.75               0.00         176,591.25        4.95000%
     6-1-20                88,880.42           44,440.21               0.00         133,320.63        5.45000%
    1998-1G                67,766.67          252,936.10         237,183.33          83,519.44        5.62000%              6.68%
    1998-1H                 8,430.00          252,765.00         236,040.00          25,155.00        5.59000%              6.68%
    1998-1I               897,539.83          899,947.92         897,539.83         899,947.92        5.83750%              6.68%
    1998-1J             1,172,418.71        1,175,537.50       1,172,418.71       1,175,537.50        5.88750%              6.68%
    1998-1K               310,006.67          155,003.33               0.00         465,010.00        5.60000%
    1998-1L               299,546.08          300,316.67         299,546.08         300,316.67        6.08750%              6.68%
             ---------------------------------------------------------------------------------
    Totals             $4,136,992.15       $4,004,049.08      $2,842,727.95      $5,298,313.28
             =================================================================================



E.   Noteholders' Carry-Over Amounts - April, 1998
     ---------------------------------------------

                          Carry-Over                                                Carry-Over
                            Amounts,           Additions           Payments           Amounts,
     Series           Start of Month        During Month       During Month       End of Month
    -------------------------------------------------------------------------------------------
    1998-1G                    $0.00               $0.00              $0.00              $0.00
    1998-1H                     0.00                0.00               0.00               0.00
    1998-1I                     0.00                0.00               0.00               0.00
    1998-1J                     0.00                0.00               0.00               0.00
    1998-1L                     0.00                0.00               0.00               0.00
             ---------------------------------------------------------------------------------
    Totals                     $0.00               $0.00              $0.00              $0.00
             =================================================================================

F.  Noteholders' Accrued Interest on Carry-Over Amounts - April, 1998
    -----------------------------------------------------------------

                             Accrued            Interest           Interest            Accrued
                           Interest,             Accrued           Payments          Interest,
     Series           Start of Month        During Month       During Month       End of Month
    -------------------------------------------------------------------------------------------
    1998-1G                    $0.00               $0.00              $0.00              $0.00
    1998-1H                     0.00                0.00               0.00               0.00
    1998-1I                     0.00                0.00               0.00               0.00
    1998-1J                     0.00                0.00               0.00               0.00
    1998-1L                     0.00                0.00               0.00               0.00
             ---------------------------------------------------------------------------------
    Totals                     $0.00               $0.00              $0.00              $0.00
             =================================================================================

II. Fund Information

A.  Reserve Fund - April, 1998
    --------------------------


                                                                 Tax Exempt            Taxable              Total
                                                         ---------------------------------------------------------
    Balance, Start of Month..............................             $0.00     $18,480,000.00     $18,480,000.00
    Additions During Month...............................              0.00               0.00               0.00
    Withdrawals During Month.............................              0.00               0.00               0.00
                                                          --------------------------------------------------------
    Balance, End of Month................................             $0.00     $18,480,000.00     $18,480,000.00
                                                          ========================================================

B.  Acquisition Fund (Unexpended Portion) - April, 1998
    ---------------------------------------------------

                                                                 Tax Exempt            Taxable              Total
                                                         ---------------------------------------------------------
    Balance, Start of Month..............................   $232,404,661.74     $57,990,694.20    $290,395,355.94
    Withdrawals for Acquisition of Eligible Loans:
      Principal Acquired.................................     (8,493,127.67)     (3,808,136.51)    (12,301,264.18)
      Premiums and Related Acquisition Costs.............       (157,951.43)        (59,417.99)       (217,369.42)
                                                          --------------------------------------------------------
    Balance, End of Month................................   $223,753,582.64     $54,123,139.70    $277,876,722.34
                                                          ========================================================


III. Student Loan Information

A.   Student Loan Principal Outstanding - April, 1998
     ------------------------------------------------
                                                                  Tax Exempt            Taxable              Total
                                                           -------------------------------------------------------
     Balance, Start of Month..............................    $97,228,817.12    $497,576,273.81    $594,805,090.93
     Loans Purchased / Originated.........................      8,493,127.67       3,808,136.51      12,301,264.18
     Capitalized Interest.................................         49,120.67         263,702.97         312,823.64
     Less Principal Payments Received.....................       (738,430.16)     (7,370,237.29)     (8,108,667.45)
     Other Increases (Decreases)..........................         (1,344.90)         (7,479.60)         (8,824.50)
                                                           --------------------------------------------------------
     Balance, End of Month................................   $105,031,290.40    $494,270,396.40    $599,301,686.80
                                                           ========================================================

B.   Composition of Student Loan Portfolio as of April 30, 1998
     ----------------------------------------------------------

                                                                                         Amount
                                                                             -------------------
     Aggregate Outstanding Principal Balance.................................   $599,301,686.80
     Number of Borrowers.....................................................            90,499
     Average Outstanding Principal Balance Per Borrower......................            $6,622
     Number of Loans (Promissory Notes)......................................           271,181
     Average Outstanding Principal Balance Per Loan..........................            $2,210
     Repayment Status Loans:
       Weighted Average Remaining Term (Months)..............................               103
       Weighted Average Payments Received (Months)...........................                28
     Weighted Average Interest Rate..........................................              8.24%

C.   Distribution of Student Loan Portfolio by Loan Type as of April 30, 1998
     ------------------------------------------------------------------------

                                                                 Outstanding         Percent By
                                                   Number          Principal        Outstanding
     Loan Type                                   Of Loans            Balance            Balance
     -------------------------------------------------------------------------------------------
     Stafford - Subsidized............            212,275    $374,262,041.28               62.4%
     Stafford - Unsubsidized..........             29,909      72,139,453.18               12.0%
     Stafford - Nonsubsidized.........              3,199       5,019,813.07                0.8%
     PLUS.............................             11,506      29,340,924.67                4.9%
     SLS..............................              6,783      17,379,704.62                2.9%
     Consolidation....................              7,509     101,159,749.98               16.9%
                                       ---------------------------------------------------------
     Total............................            271,181    $599,301,686.80              100.0%
                                       =========================================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of April 30, 1998
     ----------------------------------------------------------------------------

                                                                 Outstanding         Percent By
                                                   Number          Principal        Outstanding
     Interest Rate                               Of Loans            Balance            Balance
     -------------------------------------------------------------------------------------------
     Less Than 7.00%..................                 79        $338,295.08                0.1%
     7.00% to 7.49%...................              9,180      13,926,206.95                2.3%
     7.50% to 7.99%...................             24,576      63,736,782.60               10.6%
     8.00% to 8.49%...................            205,342     405,444,559.24               67.7%
     8.50% to 8.99%...................             11,885      35,619,748.62                5.9%
     9.00% to 9.49%...................             19,988      78,998,142.09               13.2%
     9.50% or Greater.................                131       1,237,952.22                0.2%
                                       ---------------------------------------------------------
     Total............................            271,181    $599,301,686.80              100.0%
                                       =========================================================

                                  Page 4 of 8


E.  Distribution of Student Loan Portfolio by School Type as of April 30, 1998
    --------------------------------------------------------------------------

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    School Type                                 Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    Under 4 Year.....................             44,349     $74,695,225.86               12.5%
    4 and 5 Year.....................            198,855     387,611,728.09               64.7%
    Proprietary......................             18,245      30,479,140.32                5.1%
    Consolidation....................              7,509     101,159,749.98               16.9%
    Other / Unknown..................              2,223       5,355,842.55                0.9%
                                      ---------------------------------------------------------
    Total............................            271,181    $599,301,686.80              100.0%
                                      =========================================================

F.  Distribution of Student Loan Portfolio by Borrower Payment Status as of April 30, 1998
    --------------------------------------------------------------------------------------

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    Borrower Payment Status                     Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    School...........................             17,288     $45,047,582.97                7.5%
    Grace............................              9,844      23,881,620.65                4.0%
    Repayment........................            202,345     420,862,973.18               70.2%
    Deferment........................             28,579      73,538,211.19               12.3%
    Forbearance......................             10,940      31,564,926.65                5.3%
    Claims...........................              2,185       4,406,372.16                0.7%
                                      ---------------------------------------------------------
    Total............................            271,181    $599,301,686.80              100.0%
                                      =========================================================

G.  Distribution of Repayment Status Loans by Year of Repayment as of April 30, 1998
    --------------------------------------------------------------------------------

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    Year of Repayment                           Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    First Year.......................             39,967    $119,216,277.11               28.3%
    Second Year......................             32,279      90,079,112.00               21.4%
    Third Year.......................             32,078      80,426,659.41               19.1%
    Fourth Year and Greater..........             98,021     131,140,924.66               31.2%
                                      ---------------------------------------------------------
    Total............................            202,345    $420,862,973.18              100.0%
                                      =========================================================

H.  Distribution of Repayment Status Loans by Remaining Term as of April 30, 1998
    -----------------------------------------------------------------------------

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    Remaining Term                              Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    1 to 12 Months...................             13,684      $3,359,218.46                0.8%
    13 to 24 Months..................             15,332       8,170,516.34                1.9%
    25 to 36 Months..................             16,447      13,742,135.54                3.3%
    37 to 48 Months..................             17,929      19,686,879.61                4.7%
    49 to 60 Months..................             18,072      24,508,956.49                5.8%
    61 to 72 Months..................             19,578      32,652,630.60                7.8%
    73 to 84 Months..................             16,681      34,390,728.69                8.2%
    85 to 96 Months..................             27,295      63,431,538.08               15.1%
    97 to 108 Months.................             26,392      69,902,946.52               16.6%
    109 to 120 Months................             25,921      77,480,599.14               18.4%
    121 to 180 Months................              3,695      37,992,373.76                9.0%
    181 to 240 Months................              1,130      27,364,040.13                6.5%
    241 to 300 Months................                153       6,097,333.99                1.4%
    Over 300 Months..................                 36       2,083,075.83                0.5%
                                      ---------------------------------------------------------
    Total............................            202,345    $420,862,973.18              100.0%
                                      =========================================================



I.  Distribution of Student Loan Portfolio by Delinquency Status as of April 30, 1998

                                                                            Percent by Outstanding Balance
                                                                            --------------------------------------
                                                                                   Repayment,
                                                                                   Deferment,
                                                               Outstanding        Forbearance
                                                 Number          Principal    & Claims Status       All Loans in
    Delinquency Status                     Of Borrowers            Balance         Loans Only          Portfolio
    --------------------------------------------------------------------------------------------------------------
    31 to 60 Days....................              2,604     $16,318,008.07                3.1%               2.7%
    61 to 90 Days....................              1,273       8,122,648.61                1.5%               1.4%
    91 to 120 Days...................                882       5,298,591.69                1.0%               0.9%
    121 to 180 Days..................              1,160       7,454,273.60                1.4%               1.2%
    181 to 270 Days..................                487       2,328,726.71                0.4%               0.4%
    Over 270 Days....................                  3           1,399.00                0.0%               0.0%
    Claims Filed, Not Yet Paid.......                445       2,116,372.80                0.4%               0.4%
                                      ----------------------------------------------------------------------------
    Total............................              6,854     $41,640,020.48                7.9%               6.9%
                                      ============================================================================

J.  Distribution of Student Loan Portfolio by Guarantee Status as of April 30, 1998

                                                               Outstanding         Percent By
                                                 Number          Principal        Outstanding
    Guarantee Status                           Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    Guaranteed 100%..................            154,668    $241,594,643.87               40.3%
    Guaranteed 98%...................            115,442     357,349,000.01               59.6%
    Unguaranteed.....................              1,071         358,042.92                0.1%
                                      ---------------------------------------------------------
    Total............................            271,181    $599,301,686.80              100.0%
                                      =========================================================

K.  Distribution of Student Loan Portfolio by Guarantee Agency as of April 30, 1998

                                                               Outstanding         Percent By
                                                 Number          Principal        Outstanding
    Guarantee Agency                           Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    EAC..............................            147,146    $372,727,873.29               62.2%
    PHEAA............................            104,380     190,661,684.26               31.8%
    Other Guarantee Agencies.........             18,584      35,554,086.33                5.9%
    Unguaranteed.....................              1,071         358,042.92                0.1%
                                      ---------------------------------------------------------
    Total............................            271,181    $599,301,686.80              100.0%
                                      =========================================================


L.  Distribution of Student Loan Portfolio by Range of Principal Balance as of April 30, 1998
    -----------------------------------------------------------------------------------------

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    Principal Balance Range                 Of Borrowers            Balance            Balance
    -------------------------------------------------------------------------------------------
    Less Than $1,000.................             10,442      $5,286,580.06                0.9%
    $1,000 to $1,999.................             12,223      18,211,260.90                3.0%
    $2,000 to $2,999.................             13,066      32,580,301.32                5.4%
    $3,000 to $3,999.................              8,593      29,999,051.64                5.0%
    $4,000 to $4,999.................              7,040      31,556,215.64                5.3%
    $5,000 to $5,999.................              6,161      33,728,505.39                5.6%
    $6,000 to $6,999.................              4,749      30,640,724.95                5.1%
    $7,000 to $7,999.................              3,599      26,937,665.66                4.5%
    $8,000 to $8,999.................              3,051      25,922,528.11                4.3%
    $9,000 to $9,999.................              2,654      25,208,352.66                4.2%
    $10,000 to $10,999...............              2,276      23,858,840.07                4.0%
    $11,000 to $11,999...............              2,134      24,498,920.21                4.1%
    $12,000 to $12,999...............              1,677      20,963,879.09                3.5%
    $13,000 to $13,999...............              1,587      21,402,501.13                3.6%
    $14,000 to $14,999...............              1,476      21,381,618.05                3.6%
    $15,000 or Greater...............              9,771     227,124,741.92               37.9%
                                      ---------------------------------------------------------
    Total............................             90,499    $599,301,686.80              100.0%
                                      =========================================================

M.  Distribution of Student Loan Portfolio by Borrowers' Address as of April 30, 1998
    ---------------------------------------------------------------------------------
    (Based on Address as of May 1, 1998)
    ------------------------------------

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    State of Borrowers' Address                 Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    South Dakota.....................            114,006    $248,137,635.99               41.4%
    Minnesota........................             54,099     117,319,993.69               19.6%
    North Dakota.....................             24,264      50,419,403.04                8.4%
    Iowa.............................              7,948      18,614,656.89                3.1%
    Nebraska.........................              5,870      13,134,215.45                2.2%
    Colorado.........................              5,230      11,630,546.85                1.9%
    Washington.......................              4,779      10,308,053.54                1.7%
    California.......................              4,357       9,883,145.10                1.6%
    Texas............................              4,114       9,648,501.54                1.6%
    Oregon...........................              4,185       8,667,445.64                1.4%
    Wisconsin........................              3,204       7,892,505.84                1.3%
    Illinois.........................              2,827       7,116,328.57                1.2%
    Alaska...........................              2,467       7,010,928.13                1.2%
    Arizona..........................              3,249       7,008,494.30                1.2%
    Others Less Than 1% Each.........             30,582      72,509,832.23               12.1%
                                      ---------------------------------------------------------
    Total............................            271,181    $599,301,686.80              100.0%
                                      =========================================================



N.  Fees and Expenses Accrued For / Through  April, 1998
    ----------------------------------------------------
                                                                For The 2.4
                                                               Months Ended
                                             April, 1998     April 30, 1998
                                     ---------------------------------------
    Servicing Fees...................        $621,024.58      $1,455,419.16
    Payroll Expenses.................          $3,195.57           6,391.14
    Indenture Trustee Fees...........         $19,239.00          38,477.91
    Broker / Dealer Fees.............         $79,666.68         161,284.04
    Auction Agent Fees...............          $7,966.68          18,854.46
    Other Permitted Expenses.........              $2.83              58.64
                                     ---------------------------------------
    Total............................        $731,095.34      $1,680,485.35
                                     =======================================

O.  Principal Write-Offs and Recoveries For / Through  April, 1998
    --------------------------------------------------------------

                                                                For The 2.4
                                                               Months Ended
                                             April, 1998     April 30, 1998
                                     ---------------------------------------
    Principal Write-Offs:
      2% Losses on 98% Claims........          $9,129.73         $23,247.20
      Other Write-Offs...............            $114.13             953.46
    Recoveries.......................           ($221.30)           (221.30)
                                     ---------------------------------------
    Net Write-Offs...................          $9,022.56         $23,979.36
                                     =======================================

P.  Ratio of Assets to Liabilities as of April 30, 1998
    ---------------------------------------------------

                                                                     Amount
                                                         -------------------
    Total Indenture Assets...............................   $934,674,380.90
    Total Indenture Liabilities..........................    930,431,747.91
                                                         -------------------
    Ratio................................................            100.46%
                                                         ===================

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